UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

CHINA HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33804	61-1533071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302)-295-4832

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 11, 2009, the Company received a notice from the Staff of the NYSE AMEX (the “Exchange”), indicating that the Company was not in compliance with Section 704 of the Exchange’s Company Guide, in that it did not hold an annual meeting of its stockholders during 2008. The Company was afforded the opportunity to submit a plan of compliance to the Exchange and on March 5, 2009, presented its plan to the Exchange. By letter dated May 4, 2009 (but received on May 11, 2009), the Exchange notified the Company that it accepted the Company’s plan of compliance and granted the Company an extension until August 11, 2009 to regain compliance with the continued listing standards. The Company will be subject to periodic review by the Exchange Staff during the extension period. Failure to make progress consistent with the plan to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the NYSE AMEX LLC.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could, “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; uncertainties as to the timing of an acquisition; the continued listing on a securities exchange of the Company’s securities; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; and general economic conditions such as inflation or recession. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company’s forward-looking statements are included in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from those contained in the forward looking statements in this report. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

ITEM 8.01	– Other Events

Attached hereto as Exhibit 99.1 is the press release issued by the Company on May 12, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
Exhibit 99.1	Press release issued by China Holdings Acquisition Corp. on May 12 , 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOLDINGS ACQUISITION CORP.

Date: May 12, 2009	By:	/s/ Paul K. Kelly
	Name:	Paul K. Kelly
	Title:	Chief Executive Officer and Chairman

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release issued by China Holdings Acquisition Corp. on May 12, 2009